--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               Foreign Bond Funds
--------------------------------------------------------------------------------
                                December 31, 1998
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

* After a sharp third quarter decline following Russia's devaluation in August, lower-quality and emerging market debt rallied strongly in the fourth quarter.

* Higher-quality bonds posted strong returns and interest rates declined, though flight-to-safety buying eased late in the year.

* The International Bond and Global Bond funds posted solid 12-month returns of 15.03% and 11.93%, respectively, but lagged their benchmarks. The Emerging Markets Bond Fund had a disap-pointing year; its -23.09% return significantly trailed its benchmark.

* The environment for bonds remains favorable, with inflation nowhere on the horizon. The dollar is likely to remain under pressure. Emerging market bonds offer attractively high yields.

================================================================================

FELLOW SHAREHOLDERS

     As in the previous year, the major events affecting financial markets in 1998 occurred in the second half. Whereas in 1997 it was Asia's currency collapse, last year it was Russia's debt default and currency devaluation. The Russian default started a chain of events that pushed down prices of all but the highest-quality bonds before a succession of three Federal Reserve interest rate cuts restored confidence to the markets. Emerging market bonds fell sharply, while dollar-bloc and European government bonds rallied strongly. The funds reflected this disparity, as the International Bond and Global Bond funds posted strong absolute results, while the Emerging Markets Bond Fund declined significantly.

MARKET ENVIRONMENT

================================================================================

Developed Markets Performance
                                In Local          In U.S.
6 Months Ended 12/31/98         Currency          Dollars
-----------------------         --------          -------

Australia                          5.38%            4.37%
France                             7.26            16.09
Germany                            6.30            15.19
Italy                              7.28            15.65
Japan                             -1.99            20.58
Spain                              7.31            15.94
United Kingdom                    13.04            12.72
United States                      5.75             5.75

Source: J. P. Morgan.

================================================================================

     Prices of developed country government bonds continued to rise through- out 1998. The downward trend in the yields of these bonds, which had previously been driven by declining global inflation, picked up steam in midyear as investors fled to high-quality securities. Investors drove yields on long-term U.S. Treasuries to their lowest levels in 30 years. Key European central banks also cut interest rates prior to Economic and Monetary Union (EMU), which took effect January 1, 1999. The Russian crisis once again cast a pall over emerging market debt and increased concerns that the global economy would falter, threatening the profits of corporate bond issuers. The stream of good news about inflation continued throughout the year. The global economy is saddled with excess capacity, and commodity prices collapsed in part because of declining Asian demand. Despite stronger-than-expected U.S. economic growth and low unemployment, there were no upward price pressures to speak of.


================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH  TRANSITION  PLANNED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

     The bond market environment was also bolstered by the prospect of a smooth launch for EMU and the euro. Increased price transparency in Europe due to the euro was expected to bring disinflationary benefits. By year-end, inflation in the 11 countries that inaugurated EMU on January 1 had fallen below 1%. A leftward shift in the German government caused some concern in September; however, there were no significant policy changes. The arrival of the euro does not by itself have any effect on the share price of either the International Bond Fund or the Global Bond Fund. But EMU does have compelling long-term benefits, in our view, not only in terms of lower inflation but also in the development of a healthy, Continent-wide bond market. EMU should open up new opportunities for corporate borrowers and, as such, should benefit bond funds such as ours.

================================================================================

Emerging Markets Performance
--------------------------------------------------------------------------------
                                            In U.S.
6 Months Ended 12/31/98                     Dollars
-----------------------                     -------
Emerging Markets Bond Index Plus           -13.42%
Brady Indexes (by issuer): *
    Argentina                               -0.47
    Brazil                                 -14.67
    Mexico                                  -2.37
    Poland                                   4.92
    Venezuela                              -13.82

* Brady bonds are restructured debt obligations of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates.

Source: J. P. Morgan.

================================================================================

     In both the U.S. and Europe, fiscal discipline enhanced the picture for government bonds, as it resulted in reduced supply. Such was not the case in Japan, where bond yields reversed a long down trend and began to rise sharply in the latter part of the year. The massive bond issuance required to pay for repeated attempts to boost the Japanese economy had taken its toll. Exacerbating the situation was the government's announcement that it would be unable to buy as much of this supply as it had in the past.

     Prior to August, market volatility was relatively low. All that changed following Russia's crisis. Hedge funds, some of which had used leverage to a staggering degree in betting on emerging market debt, scrambled to unwind these positions and to sell their more liquid assets to raise capital. With investors focusing on credit safety, demand for higher-yielding securities, including lower-quality corporate bonds, evaporated. This loss of liquidity -- too many lower-rat ed bonds for sale and too few buyers -- prompted the Federal Reserve to orchestrate a bailout of one prominent hedge fund and, six days later, to initiate a series of interest rate cuts.

     The Fed's actions, followed later in the year by rate cuts in Europe, injected liquidity into corporate bond markets and also helped emerging market debt recover from its sharply depressed levels. The volatility of the emerging debt market is illustrated by the fact that the J.P. Morgan Emerging Markets Bond Index Plus rallied nearly 10% in the final quarter but was still down 14% for the year. Given these events, all major government bond markets posted positive returns. The leading performers in local-currency terms were in Europe, where the U.K. market was the best performer, up almost 20%. In contrast, Japanese bonds returned less than 1%.

     One of the major consequences of the Fed's action and slowing foreign economies has been a deteriorating outlook for the U.S. trade balance and consequently the dollar. The unwinding of hedge fund activities also caused some strength in the yen, and later in the year repatriation by Japanese institutions added to the rally. The U.S. dollar ended 1998 weaker against most major currencies by between 7% and 15%. The greenback rose about 6%, however, against the Australian and Canadian dollars, which were both hurt by falling commodity prices. The weaker U.S. currency boosted returns on foreign-currency denominated assets, with many European bond markets up over 20% in dollar terms for the year.

GLOBAL BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98           6 Months    12 Months
----------------------           --------    ---------

Global Bond Fund *                  8.34%     11.93%
J.P Morgan Global Government
Bond Index (unhedged)              11.67      15.32

* As previously reported, we changed the fund's name from Global Government Bond Fund on May 1, 1998, to more accurately reflect the composition of the portfolio.

================================================================================

     Your fund provided solid returns over the past six and 12 months of 8.34% and 11.93%, respectively. The difference between the fund and the benchmark index was largely the result of two factors: overweighting in emerging market debt compared with the index, and underweighting in Japan. Our relative lack of exposure to Japan, which has benefited the fund in the past, hurt performance during the yen's substantial fourth quarter rally. Nevertheless, we maintained this stance in the second half as we saw no economic rebound in Japan and found other bond markets more attractive. In fact, the yen's strength was partially offset by the poor returns on Japanese bonds in 1998. We boosted our yen exposure through forward contracts even as we remained underweight in Japanese securities. Thus, the fund's total yen exposure of 11.3% at the end of the year was significantly greater than its actual holdings of Japanese bonds, which represent just 1% of the portfolio. Given the expense of such hedging, however, we limited its use, and our yen weighting remained below that of our benchmark.

     [Pie chart with the following wedges (in order): United States, 48%; Germany, 13; United Kingdom, 7%; Italy, 6%; Denmark, 4%; Greece, 3%; Spain, 3%; Other and Reserves, 16%.]

     On the positive side, our decision earlier this year to extend duration in the European and U.S. markets boosted performance as interest rates declined there. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of six years will rise about 6% in response to a one-percentage-point decline in rates and fall about 6% in response to an equivalent increase in rates.) Average duration began 1998 at six years, rose to 6.7 years by June 30, and moderated to 6.4 years by year-end. We shifted our interest rate sensitivity from euro countries to those not participating in the first round of EMU, such as Denmark, Greece, Sweden, and the U.K. (although we have reduced our exposure to the British pound and remain underweight because we expect the euro to strengthen). Our total exposure, as of December 31, to currencies about to be merged into the euro was about 41%. We also reduced our weighting in the bonds of international banks denominated in British pounds, on concerns about the quality of their loan portfolios. Our 3% position in Greece, initiated early last year, boosted performance significantly, as Greece is not represented in the benchmark. Greek debt performed well as the country strove to qualify for the next round of monetary convergence.

     While we were moderately successful investing in nongovernment issues in the U.S., we enhanced returns by maintaining very little exposure to nongovernments in Europe. Our analysis convinced us that European government debt was a better value, and, indeed, government bonds outperformed corporates in Europe last year. As a result, in spite of our 5% allocation to emerging market bonds, the portfolio's overall credit quality rose modestly, from AA six months ago to AA+ at year-end. (See the Portfolio Highlights table on page 12.) Total exposure to Russian debt, about 1% of net assets six months ago, is now negligible. Given overall low nominal yields worldwide, however, we continue to believe higher-yielding debt securities are worth including in the fund.

INTERNATIONAL BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/98        6 Months       12 Months
----------------------        --------       ---------

International Bond Fund        11.93%         15.03%

J.P Morgan Non-U.S. Dollar
Government Bond Index          15.22          18.28

================================================================================

     The International Bond Fund had strong returns of 11.93% and 15.03% for the past 6- and 12-month periods, respectively, but still lagged its unmanaged benchmark, as shown in the table. Absolute returns were aided by the weakening U.S. dollar, as both the fund and its benchmark focus on nondollar bonds. As with the Global Bond Fund, which we run in a similar fashion, our shortfall compared with the index occurred entirely in the second half and was largely the result of our overweighting in emerging market debt and underweighting in Japan. Our small exposure to Japan compared with the index, which has benefited the fund in the past, hurt the fund during the yen's substantial fourth quarter rally. We have maintained this stance since we see no economic rebound in Japan, and find other bond markets more attractive. To be sure, the yen's strength was partially offset by the poor returns on Japanese bonds in 1998. We boosted our yen exposure through forward contracts even as we remained underweight in Japanese securities. Thus, the fund's total yen exposure of 17% at the end of the year was significantly greater than its actual holdings of Japanese bonds:
8% of net assets. Given the expense of such hedging, however, we limited its use, and our yen weighting remained below that of our benchmark.

     [Pie chart with the following wedges (in order): Germany, 22%; United Kingdom, 11%; Italy, 10%; Japan, 8%; European Currency Unit, 7%; United States, 7%; Spain, 5%; Other and Reserves, 30%.]


     On the positive side, our decision earlier this year to extend duration in the European markets boosted performance as interest rates declined there. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of six years will rise about 6% in response to a one-percentage-point decline in rates and fall about 6% in response to an equivalent increase in rates.) The fund's average duration began 1998 at 5.5 years, rose to 5.9 years by June 30, and is now at 6.1 years. We shifted our interest rate sensitivity from euro countries to those not participating in the first round of EMU, such as Denmark, Greece, Sweden, and the U.K. (although we have reduced our exposure to the British pound and remain underweight because we forecast a strengthening euro). At year-end, our exposure to currencies about to be merged into the euro totaled about 56%. We also reduced our holdings in the debt of major international banks denominated in British pounds, on concerns about the exposure of such banks to questionable loans. Our small position in Greece, initiated early last year, boosted performance significantly, as Greece is not represented in our index. Greek bonds posted strong results as that nation showed its determination to qualify for the next round of monetary union. We enhanced returns by maintaining very little exposure to nongovernment bonds in Europe. We felt European government debt was a better value, and, in fact, government bonds outperformed corporates in Europe last year. Therefore, despite the small allocation to e merging market debt (about 6%), the portfolio's overall credit quality rose modestly, from AA six months ago to AA+ at year-end. (See the Portfolio Highlights table on page 12.) Total exposure to Russian debt, about 1% of net assets six months ago, is now negligible. Given overall low nominal yields worldwide, however, we continue to believe higher-yielding debt securities are worth including in the fund.
During the difficult global environment of the third quarter, we took a 5% position in U.S. Treasury bonds to provide some protection for the fund. It was an unusual step, but the late summer was clearly an exceptional period. As the environment improved in the fourth quarter, we sold the Treasuries.

EMERGING MARKETS BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/98          6 Months       12 Months
----------------------          --------       ---------

Emerging Markets Bond Fund      -21.16%         -23.09%

J.P Morgan Emerging Markets
Bond Index Plus                 -13.42          -14.35

================================================================================

     The past year was difficult for your fund. For the 6- and 12-month periods ended December 31, 1998, the Emerging Markets Bond Fund returned -21.16% and -23.09%, respectively. These results were significantly below our benchmark's return, as shown in the table. Our overweighting in Russia, where we had 19% of net assets six months ago, hurt performance. Exposure to Russian debt is now about 3.5%. The government's capitulation in August tainted all emerging market debt, but left Russia as the world's worst-performing sovereign bond market. During the year we had maintained our overweight position because we felt that economic reform was desirable internally and externally. Would international agencies have steered a different course in dealing with Russia if they had known the effect that failure would have on the global economy? What's done is done, and our question will never be answered. In hindsight, we underestimated the lack of political resolve within Russia to continue the reform process. This lack of resolve cost Sergei Kiriyenko his job as prime minister and contributed to the diminution of Boris Yeltsin's role as president.

     [Pie chart with the following wedges (in order): Argentina, 18%; Brazil, 12%; Nigeria, 9%; Bulgaria, 8%; Poland, 5%; Peru, 5%; Mexico, 5%; Other and Reserves, 38%.]

     On the other side of the ledger, our overweight allocations to the sovereign debt of Poland, Bulgaria, Nigeria, and Ivory Coast boosted our relative returns. Our recent emphasis has been to shift away from countries likely to be large and perennial borrowers at a time when capital can be hard to obtain. Poland, Bulgaria, and the Ivory Coast were apt pupils of International Monetary Fund doctrine and did not make heavy new borrowing demands on the capital markets. In Nigeria, due to a change of leadership following the death of General Abacha, there was a significant move in the direction of democracy. Our underweight position in Mexico and Brazil also aided results. Late in the year, our major shift was out of Latin American bonds -- particularly those of Mexico -- and into South African debt. In addition, an extended duration strategy benefited performance, although average duration has been reduced to
5.1 years from 5.3 years on June 30. The fund continued to be diversified (with 23 countries represented compared with 13 for the index), and its credit rating remained at BB+. (See the Portfolio Highlights table on page 13.) Given overall low nominal yields worldwide and the premium currently accorded riskier bonds, we continue to believe that emerging market debt is an attractive investment.

OUTLOOK

     Our outlook for bonds remains positive. There appears to be little to disturb the benign environment for inflation and the fixed income markets. There could be further interest rate cuts in Western economies in response to even lower inflation. Bond yields could fall further. However, each year usually brings a fresh surprise. While it's difficult to guess what this year's will be, one shadow on the horizon is the recent escalation in protectionist rhetoric from the U.S., aimed particularly at Japan. An outbreak of trade tensions or the imposition of trade barriers would unsettle our positive outlook for bonds and inflation.

============================
An outbreak of trade
tensions or the
imposition of trade
barriers would unsettle
our positive outlook
for bonds and inflation.
============================

     U.S. Treasury yields are low in nominal terms, but real interest rates (adjusted for inflation) are not unusually low in historical terms. Corporations (and developing countries) are likely to be large issuers this year due to last year's third quarter credit crunch. Because of its much-improved fiscal position, the U.S. government will not be a heavy issuer. The marked difference in supply between government and nongovernment sectors may be partially offset by better demand for higher-yielding assets in a low-yield environment. Still, the supply picture suggests that the yield advantages of riskier corporates and emerging market bonds over Treasuries are not likely to narrow substantially. The dollar will likely continue under pressure due to the U.S. current account deficit and the emergence of a solid euro.

     Were main wary of Japan but feel confident maintaining moderately long duration elsewhere, especially in Europe. Further price gains there may see us temper that position to reflect any contraction in real interest rates. The euro has gotten off to a solid start, as we expected. Demand for the euro either as a reserve currency or as an investment vehicle is likely to ensure at least a mild appreciation. The pricing of goods and services in a single currency should continue to exert downward pressure on prices, and inflation in the euro countries could edge further toward zero. Of minor concern to the low-inflation picture in the first quarter would be high union wage demands in Germany and the likelihood that major commodity price declines are behind us.

     Brazil is key -- and we think the industrialized nations and the IMF realize this. A mild recession following January's currency devaluation would do nothing to ease the debt burden without a substantial reduction in interest rates. Up to now, inflation has been close to zero. If the Brazilians continue to demonstrate fiscal rigor, the international community should find ways to help bring down interest rates to single figures. Lower rates would cure fiscal and current account deficit problems at the same time. With world growth slowing, a faster-than-expected turnaround for Brazil would help. If the proper measures are not taken soon, however, Brazil's crisis could bring contagion full circle, threatening a new round of currency devaluations -- with China and Hong Kong under renewed pressure. On the bright side, international authorities appear to have learned from the experiences of late 1997 and 1998. We continue to favor higher-quality corporates and modest exposure to emerging market bonds due to their attractive yields.

Respectfully submitted,

/s/

Peter B. Askew
Executive Vice President
January 25, 1999

================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
Portfolio Highlights

KEY STATISTICS

                                      6/30/98  12/31/98
                                      -------  --------
Global Bond Fund
================================================================================
Price Per Share                       $ 9.95    $10.51
----------------------------------------------------------------------
Dividends Per Share
----------------------------------------------------------------------
   For 6 months                         0.28      0.25
----------------------------------------------------------------------
   For 12 months                        0.50      0.53
----------------------------------------------------------------------
Dividend Yield *
----------------------------------------------------------------------
   For 6 months                         5.67%     5.01%
----------------------------------------------------------------------
   For 12 months                        5.53      5.40
----------------------------------------------------------------------
Weighted Average Maturity (years)      11.5      10.0
----------------------------------------------------------------------
Weighted Average Effective
    Duration (years)                    6.7       6.4
----------------------------------------------------------------------
Weighted Average Quality **              AA       AA+
----------------------------------------------------------------------

International Bond Fund
================================================================================
Price Per Share                       $ 9.58    $10.46
----------------------------------------------------------------------
Dividends Per Share
----------------------------------------------------------------------
   For 6 months                         0.26      0.25
----------------------------------------------------------------------
   For 12 months                        0.45      0.51
----------------------------------------------------------------------
Dividend Yield *
----------------------------------------------------------------------
   For 6 months                         5.60%     4.91%
----------------------------------------------------------------------
   For 12 months                        5.48      5.31
----------------------------------------------------------------------
Weighted Average Maturity (years)       9.9       9.0
----------------------------------------------------------------------
Weighted Average Effective
     Duration (years)                   5.9       6.1
----------------------------------------------------------------------
Weighted Average Quality **              AA       AA+

(continued on next page)

================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
Portfolio Highlights

KEY STATISTICS

                                      6/30/98  12/31/98
                                      -------  --------

Emerging Markets Bond Fund
===============================================================================

Price Per Share                       $12.55    $ 9.23
-------------------------------------------------------------------------
Dividends Per Share
-------------------------------------------------------------------------
   For 6 months                         0.66      0.65
-------------------------------------------------------------------------
   For 12 months                        1.28      1.31
-------------------------------------------------------------------------
Dividend Yield *
-------------------------------------------------------------------------
   For 6 months                        10.14%    13.42%
-------------------------------------------------------------------------
   For 12 months                        9.60     11.83
-------------------------------------------------------------------------
Weighted Average Maturity (years)      14.6      14.1
-------------------------------------------------------------------------
Weighted Average Effective
     Duration (years)                   5.3       5.1
-------------------------------------------------------------------------
Weighted Average Quality **             BB+       BB+
-------------------------------------------------------------------------

     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the average daily net asset values per share for the same period.

     **   Based on T. Rowe Price research.

================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
Performance Comparison

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

{Global Bond Fund SEC chart shown here]

[International Bond Fund SEC chart shown here]

================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
Performance Comparison

[Emerging Markets Bond Fund SEC Chart shown here]

Average Annual Compound Total Return

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                                 Since Inception
Periods Ended 12/31/98           1 Year   5 Years  10 Years  Inception      Date
----------------------           ------   -------  --------  ---------      ----

Global Bond Fund                 11.93%    6.78%       --      7.43%    12/31/90

International Bond Fund          15.03     7.10      8.64%     9.25      9/10/86

Emerging Markets Bond Fund      -23.09      --         --     11.50     12/30/94

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Global Bond Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                              Year
                             Ended
                          12/31/98   12/31/97  12/31/96  12/31/95  12/31/94
                          --------   --------  --------  --------  --------

NET ASSET VALUE
Beginning of period       $   9.90 $   10.35  $  10.26  $   9.22 $   10.08
----------------------------------------------------------------------------
Investment activities
 Net investment income        0.53*     0.54*     0.56*     0.59*     0.54*
 Net realized and
 unrealized gain (loss)       0.61     (0.39)     0.09      1.04     (0.84)
----------------------------------------------------------------------------
 Total from
 investment activities        1.14      0.15      0.65      1.63     (0.30)
----------------------------------------------------------------------------
Distributions
 Net investment income       (0.53)    (0.49)    (0.56)    (0.59)    (0.51)
 Net realized gain              -      (0.11)      -         -       (0.02)
 Tax return of capital          -         -        -         -       (0.03)
----------------------------------------------------------------------------
 Total distributions         (0.53)    (0.60)    (0.56)    (0.59)    (0.56)
----------------------------------------------------------------------------
NET ASSET VALUE
End of period             $  10.51 $    9.90  $  10.35  $  10.26 $    9.22
============================================================================

Ratios/Supplemental Data
Total return+                11.93%*    1.61%*    6.59%*    18.13%*  (3.06)%*
-----------------------------------------------------------------------------
Ratio of expenses to
average net assets            1.00%*    1.20%*    1.20%*    1.20%*    1.20%*
-----------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                    5.29%*    5.38%*    5.48%*    6.08%*    5.57%*
-----------------------------------------------------------------------------
Portfolio turnover rate     136.2%      153.2%    262.6%++  290.7%    254.1%
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)            $ 41,926  $  44,069  $ 55,869  $ 28,207  $ 36,516
-----------------------------------------------------------------------------
     + Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through 12/31/97 and a 1.00% voluntary expense limitation in effect through 12/31/98.
     ++ Excludes the effect of the acquisition of the Short-Term Global Income Fund's assets.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS

                             Year
                            Ended
                         12/31/98   12/31/97  12/31/96  12/31/95  12/31/94
                         --------   --------  --------  --------  --------
NET ASSET VALUE
Beginning of period      $   9.58 $   10.46  $  10.46  $   9.34 $   10.34
--------------------------------------------------------------------------
Investment activities
 Net investment income       0.51      0.54      0.60      0.62      0.60
 Net realized and
 unrealized gain (loss)      0.88     (0.87)     0.11      1.24     (0.79)
--------------------------------------------------------------------------
 Total from
 investment activities       1.39     (0.33)     0.71      1.86     (0.19)
--------------------------------------------------------------------------
Distributions
 Net investment income      (0.51)    (0.46)    (0.60)    (0.62)    (0.60)
 Net realized gain            -       (0.09)    (0.11)    (0.12)    (0.21)
--------------------------------------------------------------------------
 Total distributions        (0.51)    (0.55)    (0.71)    (0.74)    (0.81)

NET ASSET VALUE

End of period            $  10.46 $    9.58  $  10.46  $  10.46 $    9.34

Ratios/Supplemental Data

Total return+               15.03%    (3.17)%    7.13%     20.30%   (1.84)%
---------------------------------------------------------------------------
Ratio of expenses to
average net assets           0.88%     0.86%     0.87%     0.90%     0.98%
---------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                   5.19%     5.38%     5.86%     6.10%     6.07%
---------------------------------------------------------------------------
Portfolio turnover rate    128.9%     155.9%    234.0%    237.1%    345.2%
---------------------------------------------------------------------------
Net assets, end of period
(in millions)            $   926  $     826  $    969  $  1,016  $    738
---------------------------------------------------------------------------

     + Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS

                             Year                                  12/30/94
                            Ended                                   Through
                         12/31/98      12/31/97      12/31/96      12/31/95
                         --------      --------      --------      --------
NET ASSET VALUE
Beginning of period      $ 13.71     $   12.97     $   10.67     $   10.00
------------------------------------------------------------------------------
Investment activities
 Net investment income      1.31*         1.16*         1.00*         1.03*
 Net realized and
 unrealized gain (loss)    (4.29)         0.97+         2.72          1.38
------------------------------------------------------------------------------
 Total from investment
     activities            (2.98)         2.13          3.72          2.41
------------------------------------------------------------------------------
Distributions
 Net investment income     (1.31)        (1.15)        (1.01)        (1.02)
 Net realized gain         (0.19)        (0.24)        (0.41)        (0.72)
----------------------------------------------------------------------------
 Total distributions       (1.50)        (1.39)        (1.42)        (1.74)

NET ASSET VALUE
End of period            $  9.23     $   13.71     $   12.97     $   10.67
                         =======     =========     =========     =========
Ratios/Supplemental Data

Total return#             (23.09)%*      16.83%*        36.77%*       25.81%*
------------------------------------------------------------------------------
Ratio of expenses to
average net assets          1.25%*        1.25%*        1.25%*        1.25%*
------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                    11.52%*        8.61%*         8.37%*       10.20%*
------------------------------------------------------------------------------
Portfolio turnover rate    78.4%         87.6%         168.7%        273.5%
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)           $ 148,111      $ 113,419      $ 39,862      $  9,989
------------------------------------------------------------------------------
     # Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
     +    The  amount   presented  is  calculated   pursuant  to  a  methodology
          prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Global Bond Fund
--------------------------------------------------------------------------------
December 31, 1998

PORTFOLIO OF INVESTMENTS
------------------------
                                                       Par/Shares         Value
                                                       ----------         -----
In thousands

AUSTRALIA 0.8%
Government Bonds 0.8%
Federal National Mortgage Association,
     6.375%, 8/15/07                         AUD            500   $         324
-------------------------------------------------------------------------------
Total Australia  (Cost $340)                                                324

CANADA=1.5%====================================================================

Government Bonds 1.5%
Government of Canada, 8.00%, 6/1/23          CAD            370             334
-------------------------------------------------------------------------------
Province of Alberta, 8.00%, 3/1/00                          450             305
-------------------------------------------------------------------------------
Total Canada  (Cost $661)                                                   639
-------------------------------------------------------------------------------

DENMARK=3.5%===================================================================

Government Bonds 3.5%
Kingdom of Denmark
    7.00%, 11/15/07                          DKK          5,000             944
-------------------------------------------------------------------------------
    6.00%, 11/15/09                                       2,800             502
-------------------------------------------------------------------------------
Total Denmark  (Cost $1,409)                                              1,446
-------------------------------------------------------------------------------

EUROPEAN=CURRENCY=UNIT=2.6%====================================================

Government Bonds 2.3%
Bonos del Estado, 5.15%, 7/30/09             XEU            500             624
-------------------------------------------------------------------------------
Bons du Tresor Annuel, 4.50%, 7/12/02                       300             366
-------------------------------------------------------------------------------
                                                                            990
-------------------------------------------------------------------------------
Corporate Bonds 0.3%
Orange PLC, 7.625%, 8/1/08                                  100             118
-------------------------------------------------------------------------------
                                                                            118
-------------------------------------------------------------------------------
Total European Currency Unit  (Cost $1,047)                               1,108
-------------------------------------------------------------------------------

FRANCE=1.6%====================================================================

Government Bonds 0.9%
Caisse Nationale des Autoroutes,
     5.85%, 3/24/13                          FRF          1,900             390
-------------------------------------------------------------------------------
                                                                            390
-------------------------------------------------------------------------------
Corporate Bonds 0.7%
SunAmerica Institutional Funding,
      5.25%, 5/20/09                                      1,500             279
-------------------------------------------------------------------------------
                                                                            279
-------------------------------------------------------------------------------
Total France  (Cost $576)                                                   669
-------------------------------------------------------------------------------


GERMANY=12.6%==================================================================

Government Bonds 10.5%
Bundesrepublic
    7.50%, 11/11/04                          DEM          1,000   $         722
-------------------------------------------------------------------------------
    6.875%, 5/12/05                                       1,300             919
-------------------------------------------------------------------------------
    6.00%, 1/4/07                                         2,200           1,508
-------------------------------------------------------------------------------
    6.50%, 7/4/27                                         1,300             980
-------------------------------------------------------------------------------
Tennessee Valley Authority, 6.375%, 9/18/06                 400             277
-------------------------------------------------------------------------------
                                                                          4,406
-------------------------------------------------------------------------------
Corporate Bonds 2.1%
3M, 5.00%, 10/15/01                                         500             309
-------------------------------------------------------------------------------
Colt Telecom, 8.875%, 11/30/07                              160              99
-------------------------------------------------------------------------------
SunAmerica Institutional Funding,
     5.125%, 4/15/08                                        750             470
-------------------------------------------------------------------------------
                                                                            878
-------------------------------------------------------------------------------
Total Germany  (Cost $4,985)                                              5,284
-------------------------------------------------------------------------------


GREECE=3.3%====================================================================

Government Bonds 3.3%
Hellenic Republic, 8.60%, 3/26/08            GRD        350,000           1,392
-------------------------------------------------------------------------------
Total Greece  (Cost $1,297)                                               1,392
-------------------------------------------------------------------------------

ITALY=6.0%=====================================================================

Government Bonds 6.0%
Buoni del Tesoro Poliennali
    8.25%, 7/1/01                            ITL      1,100,000             745
-------------------------------------------------------------------------------
    9.00%, 10/1/03                                      520,000             389
-------------------------------------------------------------------------------
    8.75%, 7/1/06                                       600,000             474
-------------------------------------------------------------------------------
    7.25%, 11/1/26                                    1,110,000             909
-------------------------------------------------------------------------------
Total Italy  (Cost $2,267)                                                2,517
-------------------------------------------------------------------------------


JAPAN=1.2%=====================================================================

Government Bonds 1.2%
Asian Development Bank, 3.125%, 6/29/05      JPY         25,000             239
-------------------------------------------------------------------------------
Central Bank of Tunisia, 4.95%, 9/27/11                  20,000             147
-------------------------------------------------------------------------------
European Investment Bank, 3.00%, 9/20/06                 10,000              95
-------------------------------------------------------------------------------
Total Japan  (Cost $477)                                                    481
-------------------------------------------------------------------------------


NETHERLANDS=2.2%===============================================================

Government Bonds 2.2%
Government of Netherlands, 5.75%, 1/15/04    NLG          1,600   $         936
-------------------------------------------------------------------------------
Total Netherlands  (Cost $927)                                              936
-------------------------------------------------------------------------------


NORWAY=0.5%====================================================================

Government Bonds 0.5%
Kingdom of Norway, 5.50%, 5/15/09            NOK          1,500             200
-------------------------------------------------------------------------------
Total Norway  (Cost $203)                                                   200
-------------------------------------------------------------------------------


POLAND=0.7%====================================================================

Government Bonds 0.7%
Republic of Poland, 12.00%, 10/12/03         PLN          1,000             298
-------------------------------------------------------------------------------
Total Poland  (Cost $261)                                                   298
-------------------------------------------------------------------------------

PORTUGAL=0.9%==================================================================

Government Bonds 0.9%
European Investment Bank, 5.25%, 3/23/02     PTE         65,000             396
-------------------------------------------------------------------------------
Total Portugal  (Cost $354)                                                 396
-------------------------------------------------------------------------------


RUSSIA=0.0%====================================================================

Government Bonds 0.0%
Government of Russia Treasury Bill
    Zero Coupon, 11/18/98 *                  RUB            875               5
-------------------------------------------------------------------------------
    Zero Coupon, 3/24/99 *                                1,046               5
-------------------------------------------------------------------------------
Total Russia  (Cost $274)                                                    10
-------------------------------------------------------------------------------


SOUTH=AFRICA=1.0%==============================================================

Government Bonds 1.0%
Republic of South Africa, 12.00%, 2/28/05    ZAR          3,000             433
-------------------------------------------------------------------------------
Total South Africa  (Cost $430)                                             433
-------------------------------------------------------------------------------


SPAIN=3.1%=====================================================================

Government Bonds 3.1%
Bonos del Estado
    6.15%, 1/31/13                           ESP        130,000   $       1,087
-------------------------------------------------------------------------------
    6.00%, 1/31/29                                       25,000             208
-------------------------------------------------------------------------------
Total Spain  (Cost $1,244)                                                1,295
-------------------------------------------------------------------------------


SWEDEN=0.9%====================================================================

Government Bonds 0.9%
Kingdom of Sweden, 5.50%, 4/12/02            SEK          3,000             390
-------------------------------------------------------------------------------
Total Sweden  (Cost $392)                                                   390
-------------------------------------------------------------------------------

UNITED=KINGDOM=7.1%============================================================

Government Bonds 2.9%
United Kingdom Treasury
    7.50%, 12/7/06                           GBP            400             799
-------------------------------------------------------------------------------
    7.25%, 12/7/07                                          200             402
-------------------------------------------------------------------------------
                                                                          1,201
-------------------------------------------------------------------------------
Corporate Bonds 4.2%
Abbey National, 8.00%, 4/2/03                               175             318
-------------------------------------------------------------------------------
Annington Finance, 7.75%, 10/2/11                           360             734
-------------------------------------------------------------------------------
National Power, 8.375%, 8/2/06                              300             566
-------------------------------------------------------------------------------
Swiss Bank, 8.75%, 12/18/25                                  60             140
-------------------------------------------------------------------------------
                                                                          1,758
-------------------------------------------------------------------------------
Total United Kingdom  (Cost $2,674)                                       2,959
-------------------------------------------------------------------------------


UNITED=STATES=47.8%============================================================

Government Bonds 38.3%
Caisse d'Amortissement de la Dette Sociale
        6.50%, 3/11/02                       USD            500             518
-------------------------------------------------------------------------------
Central Bank of Nigeria
        Par (Series WW), STEP,
     6.25%, 11/15/20                                        250             160
-------------------------------------------------------------------------------
City of Moscow, 9.50%, 5/31/00                               50              18
-------------------------------------------------------------------------------
Federal National Mortgage Association,
     5.25%, 1/15/03                                         630             637
-------------------------------------------------------------------------------
Instituto de Credito Oficial, 6.00%, 5/19/08                400             417
-------------------------------------------------------------------------------
Japan Highway Public, 6.75%, 9/17/07                        400             428
-------------------------------------------------------------------------------
National Republic of Bulgaria, FLIRB, STEP
        2.50%, 7/28/12                       USD            660   $         380
-------------------------------------------------------------------------------
Republic of Argentina
    FRB, 6.188%, 3/31/05                                    165             140
-------------------------------------------------------------------------------
    Par, FRN, 5.75%, 3/31/23                                275             199
-------------------------------------------------------------------------------
Republic of Colombia, 8.625%, 4/1/08                        100              86
-------------------------------------------------------------------------------

Republic of Ivory Coast, FLIRB, STEP,
    2.00%, 3/31/18                                          400             100
-------------------------------------------------------------------------------
Republic of Poland, PDI, STEP,
     5.00%, 10/27/14                                        100              94
-------------------------------------------------------------------------------
U.S. Treasury Bonds
    7.125%, 2/15/23                                         810             998
-------------------------------------------------------------------------------
    6.375%, 8/15/27                                       2,350           2,702
-------------------------------------------------------------------------------
U.S. Treasury Notes
    6.00%, 8/15/00                                        3,300           3,370
-------------------------------------------------------------------------------
    5.375%, 2/15/01                                         500             508
-------------------------------------------------------------------------------
    5.75%, 8/15/03                                        2,860           2,987
-------------------------------------------------------------------------------
    6.50%, 8/15/05                                          400             440
-------------------------------------------------------------------------------
    6.125%, 8/15/07                                       1,570           1,714
-------------------------------------------------------------------------------
United Mexican States, 9.875%, 1/15/07                       90              89
-------------------------------------------------------------------------------
Vnesheconombank
    IAN, FRN, 5.969%, 12/15/15                              335              37
-------------------------------------------------------------------------------
    Principal Loans, FRN, 5.969%, 12/15/20                  750              48
-------------------------------------------------------------------------------
                                                                         16,070
-------------------------------------------------------------------------------
Corporate Bonds 8.2%
Aramark Services, 6.75%, 8/1/04                             250             252
-------------------------------------------------------------------------------
Capital One Financial, 7.125%, 8/1/08                       150             143
-------------------------------------------------------------------------------
Consumers Energy, (144a), 6.375%, 2/1/08                    500             511
-------------------------------------------------------------------------------
Deutsche Ausgleichsbank, 5.125%, 9/22/03                    300             300
-------------------------------------------------------------------------------
Newell, 6.35%, 7/15/08                                      500             523
-------------------------------------------------------------------------------
Norfolk Southern, 7.35%, 5/15/07                            500             550
-------------------------------------------------------------------------------
Poland Communications Sr. Notes, (144a)
        9.875%, 11/1/03                                     180             157
-------------------------------------------------------------------------------
R&B Falcon, 6.75%, 4/15/05                                  500             456
-------------------------------------------------------------------------------
Union Texas Petroleum, 7.00%, 4/15/08                       500             541
-------------------------------------------------------------------------------
                                                                          3,433
-------------------------------------------------------------------------------
Money Market Funds 1.3%
Reserve Investment Fund, 5.42% #                            533             533
-------------------------------------------------------------------------------
                                                                            533
-------------------------------------------------------------------------------
Total United States  (Cost $20,228)                                      20,036
-------------------------------------------------------------------------------

=Total=Investments=in=Securities===============================================

 97.3% of Net Assets (Cost $40,046)                               $      40,813


=Forward=Currency=Exchange=Contracts
 In thousands

 Counter-                                                      Unrealized
 party              Settlement  Receive         Deliver        Gain (Loss)
 -----------------  ----------  -------------   ------------   ----------

 Chase Manhattan    1/11/99     DEM     5,691   USD   3,451   $   (35)

 Chase Manhattan    1/11/99     USD       176   SEK   1,431        (1)

 Citibank           1/15/99     USD       205   ZAR   1,233        (3)

 Chase Manhattan    1/15/99     USD       225   ZAR   1,376        (7)

 Chase Manhattan    1/21/99     DEM     1,004   GBP     361         4

 Chase Manhattan    1/29/99     JPY   517,260   USD   4,267       326

 Chase Manhattan    2/11/99     DEM       825   GBP     300        (1)

 Net unrealized gain (loss) on open forward
 currency exchange contracts                                               283

 Other Assets Less Liabilities                                             830

 NET ASSETS                                                      $      41,926

--------------------------------------------------------------------------------
     *  Non-income producing
     +  Listed by currency denomination
     #  Seven-day yield
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 1.6% of net assets.
   AUD  Australian dollar
   CAD  Canadian dollar
   DEM  German deutschemark
   DKK  Danish krone
   ESP  Spanish pesta
   FRF  French franc
   GBP  British sterling
   GRD  Greek drachma
   ITL  Italian lira
   JPY  Japanese yen
   NLG  Dutch guilder
   NOK  Norwegian krone
   PLN  Polish zloty
   PTE  Portuguese escudo
   RUB  Russian ruble
   SEK  Swedish krona
   USD  U.S. dollar
   XEU  European currency unit
   ZAR  South African rand
 FLIRB  Front loaded interest  reduction bond
   FRB  Floating rate bond
   FRN  Floating rate note
   IAN  Interest arrears note
   PDI  Past due interest bond
  STEP Stepped coupon note for which interest rate will adjust on specified future dates
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Global Bond Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998
STATEMENT OF ASSETS AND LIABILITIES

In thousands

  Assets
  Investments in securities, at value (cost $40,046)            $  40,813
  Other assets                                                      2,295
-------------------------------------------------------------------------
  Total assets                                                     43,108
==Liabilities============================================================

  Total liabilities                                                 1,182
  NET ASSETS                                                    $  41,926

=========================================================================
  Net Assets Consist of:

  Accumulated net realized gain/loss - net of distributions     $     582

  Net unrealized gain (loss)                                        1,040

  Paid-in-capital applicable to 3,987,996 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares
  of the corporation authorized                                    40,304

  NET ASSETS                                                    $  41,926

  NET ASSET VALUE PER SHARE                                     $   10.51

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
December 31, 1998

PORTFOLIO OF INVESTMENTS

                                                       Par/Shares         Value
                                                       ----------         -----
In thousands

 AUSTRALIA 0.8%

 Government Bonds 0.8%
 Federal National Mortgage Association
        6.375%, 8/15/07                          AUD       12,000  $      7,773
--------------------------------------------------------------------------------
 Total Australia  (Cost $8,150)                                           7,773
--------------------------------------------------------------------------------


=AUSTRIA=2.2%===================================================================

 Government Bonds 2.2%
 Republic of Austria, 5.00%, 1/15/08             ATS      221,000        20,211
--------------------------------------------------------------------------------
 Total Austria  (Cost $19,686)                                           20,211
--------------------------------------------------------------------------------


=CANADA=4.3%====================================================================

 Government Bonds 4.3%
 Government of Canada
     7.00%, 12/1/06                              CAD        9,000         6,700
--------------------------------------------------------------------------------
     6.00%, 6/1/08                                         17,000        12,042
--------------------------------------------------------------------------------
     8.00%, 6/1/23                                         18,800        16,986
--------------------------------------------------------------------------------
 Province of Ontario, 8.25%, 12/1/05                        5,000         3,868
--------------------------------------------------------------------------------
 Total Canada  (Cost $38,219)                                            39,596
--------------------------------------------------------------------------------


=DENMARK=4.5%===================================================================

 Government Bonds 4.5%
 Kingdom of Denmark
     7.00%, 11/15/07                             DKK      167,000        31,537
--------------------------------------------------------------------------------
     6.00%, 11/15/09                                       59,000        10,584
--------------------------------------------------------------------------------
 Total Denmark  (Cost $41,113)                                           42,121
--------------------------------------------------------------------------------

=EUROPEAN=CURRENCY=UNIT=7.4%====================================================

 Government Bonds 7.2%
 Bonos del Estado, 5.15%, 7/30/09                XEU       17,200        21,472
--------------------------------------------------------------------------------
 Bons du Tresor Annuel, 4.50%, 7/12/02                     26,877        32,765
--------------------------------------------------------------------------------
 Republic of Finland, 5.00%, 4/25/09                        9,800        12,361
--------------------------------------------------------------------------------
                                                                         66,598
--------------------------------------------------------------------------------
 Corporate Bonds 0.2%
 Orange PLC, 7.625%, 8/1/08                                 2,000         2,358
--------------------------------------------------------------------------------
                                                                          2,358
--------------------------------------------------------------------------------
 Total European Currency Unit  (Cost $64,266)                            68,956
--------------------------------------------------------------------------------


=FRANCE=1.5%====================================================================

 Government Bonds 0.9%
 Caisse Nationale des Autoroutes, 5.85%, 3/24/13 FRF       39,800  $      8,163
--------------------------------------------------------------------------------
                                                                          8,163
--------------------------------------------------------------------------------
 Corporate Bonds 0.6%
 SunAmerica Institutional Funding, 5.25%, 5/20/09          32,600         6,067
--------------------------------------------------------------------------------
                                                                          6,067
--------------------------------------------------------------------------------
 Total France  (Cost $12,266)                                            14,230
--------------------------------------------------------------------------------


=GERMANY=22.1%==================================================================

 Government Bonds 16.8%
 Bundesrepublic
     7.50%, 11/11/04                             DEM       14,000        10,106
--------------------------------------------------------------------------------
     6.875%, 5/12/05                                       36,900        26,088
--------------------------------------------------------------------------------
     6.00%, 1/4/07                                         94,900        65,060
--------------------------------------------------------------------------------
     6.50%, 7/4/27                                         33,800        25,467
--------------------------------------------------------------------------------
 Inter-American Development Bank, 7.00%, 6/8/05            25,000        17,614
--------------------------------------------------------------------------------
 Tennessee Valley Authority, 6.375%, 9/18/06               17,000        11,761
--------------------------------------------------------------------------------
                                                                        156,096
--------------------------------------------------------------------------------

 Corporate Bonds 5.3%
 3M, 5.00%, 10/15/01                                        8,350         5,165
--------------------------------------------------------------------------------
 Bank Nederlandse Gemeenten
     6.25%, 8/10/00                                         6,000         3,763
--------------------------------------------------------------------------------
     5.25%, 10/1/01                                        14,300         9,002
--------------------------------------------------------------------------------
 Colt Telecom, 8.875%, 11/30/07                             2,890         1,786
--------------------------------------------------------------------------------
 KFW International Finance, 6.75%, 6/20/05                 28,000        19,505
--------------------------------------------------------------------------------
 SunAmerica Institutional Funding, 5.125%, 4/15/08         15,800         9,900
--------------------------------------------------------------------------------
                                                                         49,121
--------------------------------------------------------------------------------
 Total Germany  (Cost $194,598)                                         205,217
--------------------------------------------------------------------------------


=GREECE=4.3%====================================================================

 Government Bonds 4.3%
 Hellenic Republic
     8.60%, 3/26/08                              GRD    7,400,000        29,427
--------------------------------------------------------------------------------
     7.50%, 5/20/13                                     2,813,000        10,634
--------------------------------------------------------------------------------
 Total Greece  (Cost $37,417)                                            40,061
--------------------------------------------------------------------------------


=ITALY=10.1%====================================================================

 Government Bonds 10.1%
 Buoni del Tesoro Poliennali
     8.25%, 7/1/01                               ITL   15,000,000  $     10,167
--------------------------------------------------------------------------------
     9.00%, 10/1/03                                    52,130,000        38,957
--------------------------------------------------------------------------------
     8.75%, 7/1/06                                     31,000,000        24,476
--------------------------------------------------------------------------------
     7.25%, 11/1/26                                    23,875,000        19,549
--------------------------------------------------------------------------------
 Total Italy  (Cost $86,401)                                             93,149
--------------------------------------------------------------------------------


=JAPAN=7.9%=====================================================================

 Government Bonds 7.6%
 Asian Development Bank, 3.125%, 6/29/05         JPY    1,215,000        11,615
--------------------------------------------------------------------------------
 Central Bank of Tunisia, 4.95%, 9/27/11                  400,000         2,937
--------------------------------------------------------------------------------

 European Investment Bank, 3.00%, 9/20/06                 250,000         2,391
--------------------------------------------------------------------------------
 Export Import Bank, 4.375%, 10/1/03                    2,500,000        25,116
--------------------------------------------------------------------------------
 International Bank for Reconstruction and Development
        4.75%, 12/20/04                                 2,100,000        22,026
--------------------------------------------------------------------------------
 Republic of Austria, 4.50%, 9/28/05                      600,000         6,243
--------------------------------------------------------------------------------
                                                                         70,328
--------------------------------------------------------------------------------
 Corporate Bonds 0.3%
 Korea Industrial Leasing, 2.20%, 8/7/02                  330,000         2,511
--------------------------------------------------------------------------------
                                                                          2,511
--------------------------------------------------------------------------------
 Total Japan  (Cost $71,672)                                             72,839
--------------------------------------------------------------------------------


=NETHERLANDS=4.3%===============================================================

 Government Bonds 4.3%
 Government of Netherlands, 5.75%, 1/15/04       NLG       67,500        39,502
--------------------------------------------------------------------------------
 Total Netherlands  (Cost $39,437)                                       39,502
--------------------------------------------------------------------------------


=NORWAY=0.9%====================================================================

 Government Bonds 0.9%
 Kingdom of Norway, 5.50%, 5/15/09               NOK       60,000         7,999
--------------------------------------------------------------------------------
 Total Norway  (Cost $8,103)                                              7,999
--------------------------------------------------------------------------------


=POLAND=0.5%====================================================================

 Government Bonds 0.5%
 Republic of Poland, 12.00%, 10/12/03            PLN       16,000  $      4,768
--------------------------------------------------------------------------------
 Total Poland  (Cost $4,172)                                              4,768
--------------------------------------------------------------------------------


=PORTUGAL=0.5%==================================================================

 Government Bonds 0.5%
 European Investment Bank, 5.25%, 3/23/02        PTE      700,000         4,269
--------------------------------------------------------------------------------
 Total Portugal  (Cost $3,816)                                            4,269
--------------------------------------------------------------------------------

=RUSSIA=0.0%====================================================================

 Government Bonds 0.0%
 Government of Russia, Treasury Bill
     Zero Coupon, 11/18/98 *                     RUB       21,250           113
--------------------------------------------------------------------------------
     Zero Coupon, 3/24/99 *                                25,106           134
--------------------------------------------------------------------------------
 Total Russia  (Cost $6,621)                                                247
--------------------------------------------------------------------------------


=SOUTH=AFRICA=1.5%==============================================================

 Government Bonds 1.5%
 Republic of South Africa, 12.00%, 2/28/05       ZAR       94,000        13,554
--------------------------------------------------------------------------------
 Total South Africa  (Cost $13,662)                                      13,554
--------------------------------------------------------------------------------


=SPAIN=4.8%=====================================================================

 Government Bonds 4.8%
 Bonos del Estado
     6.15%, 1/31/13                              ESP    4,100,000        34,285
--------------------------------------------------------------------------------
     6.00%, 1/31/29                                     1,250,000        10,374
--------------------------------------------------------------------------------
 Total Spain  (Cost $42,948)                                             44,659
--------------------------------------------------------------------------------


=SWEDEN=1.8%====================================================================

 Government Bonds 1.8%
 Kingdom of Sweden, 5.50%, 4/12/02               SEK      125,000        16,253
--------------------------------------------------------------------------------
 Total Sweden  (Cost $16,216)                                            16,253
--------------------------------------------------------------------------------


=UNITED=KINGDOM=11.2%===========================================================

 Government Bonds 6.6%
 Federal National Mortgage Association,
     6.875%, 6/7/02                              GBP        6,400     $  11,186
--------------------------------------------------------------------------------
 Republic of Austria, 9.00%, 7/22/04                        4,000         7,825
--------------------------------------------------------------------------------
 United Kingdom Treasury
     7.50%, 12/7/06                                        15,600        31,143
--------------------------------------------------------------------------------
     7.25%, 12/7/07                                         5,330        10,718
--------------------------------------------------------------------------------
                                                                         60,872
--------------------------------------------------------------------------------

 Corporate Bonds 4.6%
 Alliance & Leicester Building Society,
     8.75%, 12/7/06                                         8,500        16,370
--------------------------------------------------------------------------------
 Annington Finance, 7.75%, 10/2/11                          2,500         5,094
--------------------------------------------------------------------------------
 Halifax Building Society, 8.75%, 7/10/06                   4,000         7,761
--------------------------------------------------------------------------------
 National Power, 8.375%, 8/2/06                             5,000         9,428
--------------------------------------------------------------------------------
 Swiss Bank, 8.75%, 12/18/25                                1,620         3,790
--------------------------------------------------------------------------------
                                                                         42,443
--------------------------------------------------------------------------------
 Total United Kingdom  (Cost $93,327)                                   103,315
--------------------------------------------------------------------------------


=UNITED=STATES=6.7%=============================================================

 Government Bonds 2.7%
 Central Bank of Nigeria
     Par (Series WW), STEP, 6.25%, 11/15/20      USD        2,750         1,760
--------------------------------------------------------------------------------
 City of Moscow, 9.50%, 5/31/00                               650           237
--------------------------------------------------------------------------------
 National Republic of Bulgaria
     FLIRB, STEP, 2.50%, 7/28/12                            6,630         3,812
--------------------------------------------------------------------------------
     IAB, FRN, 6.688%, 7/28/11                              3,000         2,029
--------------------------------------------------------------------------------
 Republic of Argentina
     11.375%, 1/30/17                                       1,500         1,504
--------------------------------------------------------------------------------
     FRB, 6.188%, 3/31/05                                   3,901         3,335
--------------------------------------------------------------------------------
     Par, FRN, 5.75%, 3/31/23                               3,250         2,348
--------------------------------------------------------------------------------
 Republic of Colombia, 8.625%, 4/1/08                       2,400         2,052
--------------------------------------------------------------------------------
 Republic of Ivory Coast
     FLIRB, STEP, 2.00%, 3/31/18                            4,857         1,214
--------------------------------------------------------------------------------
     PDI, STEP, 2.00%, 3/30/18                                952           267
--------------------------------------------------------------------------------
 Republic of Poland, PDI, STEP, 5.00%, 10/27/14             3,575         3,350
--------------------------------------------------------------------------------
 Russian Federation, 11.00%, 7/24/18                          550           135
--------------------------------------------------------------------------------
 United Mexican States
     Par (Series A), 6.25%, 12/31/19             USD          750  $        585
--------------------------------------------------------------------------------
     Par (Series W-A), 6.25%, 12/31/19 (With
     attached value recovery rights)                          950           742
--------------------------------------------------------------------------------

 Vnesheconombank
     IAN, FRN, 5.969%, 12/15/15                             8,720           965
--------------------------------------------------------------------------------
     Principal Loans, FRN, 5.969%, 12/15/20                10,700           689
--------------------------------------------------------------------------------
                                                                         25,024
--------------------------------------------------------------------------------
 Corporate Bonds 0.3%
 Poland Communications, (144a), 9.875%, 11/1/03             3,930         3,419
--------------------------------------------------------------------------------
                                                                          3,419
--------------------------------------------------------------------------------
 Money Market Funds 3.7%
 Reserve Investment Fund, 5.42% #                          34,046        34,046
--------------------------------------------------------------------------------
                                                                         34,046
--------------------------------------------------------------------------------
 Total United States  (Cost $75,539)                                     62,489



================================================================================

 97.3% of Net Assets (Cost $877,629)                               $    901,208


=Forward=Currency=Exchange=Contracts============================================

 In thousands

 Counter-                                                       Unrealized
 party           Settlement Receive           Deliver           Gain (Loss)
 -----------------          ----------        ----------------------------------

 Chase Manhattan 1/21/99    DEM       43,794  GBP       15,736  $     178

 Citibank        1/29/99    GBP        7,212  DEM       20,000        (47)

 Morgan Stanley  1/29/99    JPY    1,459,922  CAD       18,364        949

 Chase Manhattan 1/29/99    JPY    2,056,033  GBP       10,270      1,211

 Chase Manhattan 1/29/99    JPY    6,277,727  USD       51,787      3,958

 J.P. Morgan     1/29/99    JPY      966,000  ZAR       50,000        172

 Morgan Stanley  1/29/99    JPY      585,838  ZAR       31,000         (9)

 Chase Manhattan 1/29/99    USD        4,500  JPY      535,196       (252)

 Morgan Stanley  1/29/99    USD        5,000  JPY      580,030       (151)
================================================================================
 Net unrealized gain (loss) on open forward
 currency exchange contracts                                              6,009
================================================================================
 Other Assets Less Liabilities                                           19,254
================================================================================
 NET ASSETS                                                         $   926,471
================================================================================

    *  Non-income producing
    +  Listed by currency denomination
    #  Seven-day yield
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.3% of net assets.
  ATS  Austrian schilling
  AUD  Australian dollar
  CAD  Canadian dollar
  DEM  German deutschemark
  DKK  Danish krone
  ESP  Spanish peseta
  FRF  French franc
  GBP  British sterling
  GRD  Greek drachma
  ITL  Italian lira
  JPY  Japanese yen
  NLG  Dutch guilder
  NOK  Norwegian krone
  PLN  Polish zloty
  PTE  Portuguese escudo
  RUB  Russian ruble
  SEK  Swedish krona
  USD  U.S. dollar
  XEU  European currency unit
  ZAR  South African rand
FLIRB  Front loaded  interest  reduction bond
  FRB  Floating rate bond
  FRN  Floating rate note
  IAB  Interest  arrears  bond
  IAN  Interest  arrears note
  PDI  Past due interest bond
 STEP Stepped coupon note for which the interest rate will adjust on specified future dates

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
December 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
In thousands

  Assets
  Investments in securities, at value (cost $877,629)$   901,208
  Securities lending collateral pool                     122,332
  Other assets                                            32,191
-----------------------------------------------------------------------
  Total assets                                         1,055,731
-----------------------------------------------------------------------

==Liabilities==========================================================
  Obligation to return securities lending collateral     122,332
  Other liabilities                                        6,928
-----------------------------------------------------------------------
  Total liabilities                                      129,260

  NET ASSETS                                          $  926,471
=======================================================================
  Net Assets Consist of:

  Accumulated net realized gain/loss -
     net of distributions                                  4,189

  Net unrealized gain (loss)                              29,519

  Paid-in-capital applicable to 88,540,732 shares of
  $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the corporation authorized     892,763


  NET ASSETS                                          $  926,471

  NET ASSET VALUE PER SHARE                           $    10.46

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
December 31, 1998

PORTFOLIO OF INVESTMENTS

                                                       Par/Shares         Value
                                                       ----------         -----
In thousands

ARGENTINA 17.8%

Government Bonds 16.9%
Republic of Argentina
    BOCON PRE 2, FRN, 5.01%, 4/1/01             USD        3,000  $      2,095
-------------------------------------------------------------------------------
    BOCON PRE 4, FRN, 5.01%, 9/1/02                        2,000         2,175
-------------------------------------------------------------------------------
    FRB, 6.188%, 3/31/05                                  15,698        13,422
-------------------------------------------------------------------------------
    Par, FRN, 5.75%, 3/31/23                              10,100         7,297
-------------------------------------------------------------------------------
                                                                        24,989
-------------------------------------------------------------------------------
Corporate Bonds 0.9%
CEI Citicorp, 11.25%, 2/14/07                   ARS        1,000           660
-------------------------------------------------------------------------------
CIA International Telecommunications,
    10.375%, 8/1/04                                        1,000           706
-------------------------------------------------------------------------------
                                                                         1,366
-------------------------------------------------------------------------------
Total Argentina  (Cost $25,841)                                         26,355
-------------------------------------------------------------------------------

BRAZIL=12.3%===================================================================

Government Bonds 12.3%
Federative Republic of Brazil
    10.125%, 5/15/27                            USD        2,495         1,684
-------------------------------------------------------------------------------
    (Class C), 8.00%, 4/15/14                             11,246         6,762
-------------------------------------------------------------------------------
    Discount, FRN, 6.125%, 4/15/24                         4,000         2,390
-------------------------------------------------------------------------------
    EI, FRN, 6.125%, 4/15/06                               5,376         3,481
-------------------------------------------------------------------------------
    NMB, FRN, 6.188%, 4/15/09                              1,600           885
-------------------------------------------------------------------------------
    Par, FRN, 5.50%, 4/15/24                               5,100         3,060
-------------------------------------------------------------------------------
Total Brazil  (Cost $22,467)                                            18,262
-------------------------------------------------------------------------------


BULGARIA=8.2%==================================================================

Government Bonds 8.2%
National Republic of Bulgaria
    Discount (Series A), FRN, 6.688%, 7/28/24                500           357
-------------------------------------------------------------------------------
    FLIRB, STEP, 2.50%, 7/28/12                           10,020         5,761
-------------------------------------------------------------------------------
    IAB, FRN, 6.688%, 7/28/11                              8,900         6,019
-------------------------------------------------------------------------------
Total Bulgaria  (Cost $12,834)                                          12,137
-------------------------------------------------------------------------------


COLOMBIA=3.4%==================================================================

Government Bonds 3.4%
Republic of Colombia, 8.625%, 4/1/08                       5,825         4,980
-------------------------------------------------------------------------------
Total Colombia  (Cost $4,690)                                            4,980
-------------------------------------------------------------------------------


GABON=2.2%=====================================================================

Government Bonds 2.2%
Republic of Gabon, Loan Participation
    FRN, 6.188%, 1/4/04                         USD        6,022  $      3,252
-------------------------------------------------------------------------------
Total Gabon  (Cost $4,464)                                               3,252
-------------------------------------------------------------------------------

GREECE=1.9%====================================================================

Government Bonds 1.9%
Hellenic Republic, 8.60%, 3/26/08               GRD      700,000         2,784
-------------------------------------------------------------------------------
Total Greece  (Cost $2,748)                                              2,784
-------------------------------------------------------------------------------


INDONESIA=0.9%=================================================================

Corporate Bonds 0.5%
Indah Kiat, 11.875%, 6/15/02                    USD        1,000           710
-------------------------------------------------------------------------------
                                                                           710
-------------------------------------------------------------------------------
Convertible Bonds 0.4%
APP Finance (VII) Mauritius (144a),
     3.50%, 4/30/03                                        1,000           565
-------------------------------------------------------------------------------
                                                                           565
-------------------------------------------------------------------------------
Total Indonesia  (Cost $1,645)                                           1,275
-------------------------------------------------------------------------------


IVORY=COAST=3.8%===============================================================

Government Bonds 3.8%
Republic of Ivory Coast
    FLIRB, STEP
       2.00%, 3/31/18                                      8,694         2,173
-------------------------------------------------------------------------------
       2.00%, 3/31/18                           FRF       18,595           715
-------------------------------------------------------------------------------
    PDI, STEP
       1.90%, 3/30/18                                     46,773         2,133
-------------------------------------------------------------------------------
       2.00%, 3/30/18                           USD        2,337           655
-------------------------------------------------------------------------------
Total Ivory Coast  (Cost $7,052)                                         5,676
-------------------------------------------------------------------------------


JAMAICA=1.1%===================================================================

Government Bonds 1.1%
Government of Jamaica, 10.875%, 6/10/05                    2,000         1,700
-------------------------------------------------------------------------------
Total Jamaica  (Cost $2,000)                                             1,700
-------------------------------------------------------------------------------

KAZAKHSTAN=0.1%================================================================

Government Bonds 0.1%
Republic of Kazakhstan, 8.375%, 10/2/02         USD          250  $        201
-------------------------------------------------------------------------------
Total Kazakhstan  (Cost $250)                                              201
-------------------------------------------------------------------------------


MEXICO=4.7%====================================================================

Government Bonds 4.7%
United Mexican States, 11.50%, 5/15/26                     6,600         7,029
-------------------------------------------------------------------------------
Total Mexico  (Cost $6,733)                                              7,029
-------------------------------------------------------------------------------


MOROCCO=4.3%===================================================================

Government Bonds 4.3%
Kingdom of Morocco Restructured Loan
    (Tranche A)
    FRN, 6.063%, 1/1/09                                    8,000         6,400
-------------------------------------------------------------------------------
Total Morocco  (Cost $6,561)                                             6,400
-------------------------------------------------------------------------------


NIGERIA=8.7%===================================================================

Government Bonds 8.7%
Central Bank of Nigeria
    Par (Series WW), STEP, 6.25%, 11/15/20                12,500         8,000
-------------------------------------------------------------------------------
    Promissory Notes, 5.092%, 1/5/10                      11,300         4,864
-------------------------------------------------------------------------------
Total Nigeria  (Cost $13,403)                                           12,864
-------------------------------------------------------------------------------


PANAMA=4.7%====================================================================

Government Bonds 4.7%
Republic of Panama
    8.875%, 9/30/27                                        1,000           945
-------------------------------------------------------------------------------
    FRN, 6.191%, 5/10/02                                   1,346         1,262
-------------------------------------------------------------------------------
    IRB, STEP, 4.00%, 7/17/14                              6,250         4,719
-------------------------------------------------------------------------------
Total Panama  (Cost $7,000)                                              6,926
-------------------------------------------------------------------------------

PERU=5.1%======================================================================

Government Bonds 5.1%
Republic of Peru IRB (US Series), STEP,
     3.25%, 3/7/17                                        13,145         7,509
-------------------------------------------------------------------------------
Total Peru  (Cost $6,512)                                                7,509
-------------------------------------------------------------------------------


PHILIPPINES=1.5%===============================================================

Government Bonds 1.5%
Republic of Philippines
    FLIRB (Series B), STEP, 5.962%, 6/1/08      USD          500  $        415
-------------------------------------------------------------------------------
    Par (Series B), 6.50%, 12/1/17                         2,000         1,780
-------------------------------------------------------------------------------
Total Philippines  (Cost $2,215)                                         2,195
-------------------------------------------------------------------------------


POLAND=5.3%====================================================================

Government Bonds 4.4%
Republic of Poland
    12.00%, 10/12/03                            PLN        3,000           894
-------------------------------------------------------------------------------
    Par, STEP, 3.00%, 10/27/24                  USD        5,500         3,699
-------------------------------------------------------------------------------
    PDI, STEP, 5.00%, 10/27/14                             2,075         1,944
-------------------------------------------------------------------------------
                                                                         6,537
-------------------------------------------------------------------------------
Corporate Bonds 0.9%
Poland Communications Sr. Notes, (144a),
     9.875%, 11/1/03                                       1,500         1,305
-------------------------------------------------------------------------------
                                                                         1,305
-------------------------------------------------------------------------------
Total Poland  (Cost $7,598)                                              7,842
-------------------------------------------------------------------------------


RUSSIA=3.5%====================================================================

Government Bonds 3.2%
City of Moscow, 9.50%, 5/31/00                               700           255
-------------------------------------------------------------------------------
Government of Russia Treasury Bill
    Zero Coupon, 11/11/98 *                     RUB        8,197            44
-------------------------------------------------------------------------------
    Zero Coupon, 11/18/98 *                               23,800           127
-------------------------------------------------------------------------------
    Zero Coupon, 3/24/99 *                                10,671            57
-------------------------------------------------------------------------------

Russian Federation
    11.75%, 6/10/03                             USD        1,000           365
-------------------------------------------------------------------------------
    11.00%, 7/24/18                                        2,575           631
-------------------------------------------------------------------------------
    12.75%, 6/24/28                                          500           157
-------------------------------------------------------------------------------
Vnesheconombank
    IAN, FRN, 5.969%, 12/15/15                            14,450         1,599
-------------------------------------------------------------------------------
    Principal Loans, FRN, 5.969%, 12/15/20                23,850         1,537
-------------------------------------------------------------------------------
                                                                         4,772
-------------------------------------------------------------------------------
Corporate Bonds 0.0%
Rossiyskiy Kredit Bank, 10.25%, 9/29/00                    1,000            60
-------------------------------------------------------------------------------
                                                                            60
-------------------------------------------------------------------------------
Convertible Bonds 0.3%
Lukinter Finance, 3.50%, 5/6/02                 USD        1,000  $        375
-------------------------------------------------------------------------------
                                                                           375
-------------------------------------------------------------------------------
Total Russia  (Cost $34,873)                                             5,207
-------------------------------------------------------------------------------


SOUTH=AFRICA=1.4%==============================================================

Government Bonds 1.4%
Republic of South Africa, 12.00%, 2/28/05       ZAR       14,000         2,019
-------------------------------------------------------------------------------
Total South Africa  (Cost $2,025)                                        2,019
-------------------------------------------------------------------------------


SOUTH=KOREA=2.2%===============================================================

Government Bonds 1.1%
Republic of South Korea, 8.875%, 4/15/08        USD        1,615         1,668
-------------------------------------------------------------------------------
                                                                         1,668
-------------------------------------------------------------------------------
Corporate Bonds 1.1%
Pohang Iron & Steel, 7.125%, 11/1/06                       2,000         1,675
-------------------------------------------------------------------------------
                                                                         1,675
-------------------------------------------------------------------------------
Total South Korea  (Cost $3,329)                                         3,343
-------------------------------------------------------------------------------

THAILAND=0.1%==================================================================

Common Stocks 0.0%
NSM Steel, Warrants, 2/1/08 *                                633             6
-------------------------------------------------------------------------------
                                                                             6
-------------------------------------------------------------------------------
Corporate Bonds 0.1%
NSM Steel, (144a), 12.25%, 2/1/08                          1,000           130
-------------------------------------------------------------------------------
                                                                           130
-------------------------------------------------------------------------------
Total Thailand  (Cost $948)                                                136
-------------------------------------------------------------------------------


TURKEY=1.2%====================================================================

Corporate Bonds 1.2%
Cellco Finance, 15.00%, 8/1/05                             2,000         1,720
-------------------------------------------------------------------------------
Total Turkey  (Cost $2,000)                                              1,720
-------------------------------------------------------------------------------


VENEZUELA=1.2%=================================================================

Government Bonds 1.2%
Republic of Venezuela
    Par (Series W-A), 6.75%, 3/31/20 (With
    attached oil warrants)                      USD        1,700  $      1,196
-------------------------------------------------------------------------------
    Par (Series W-B), 6.75%, 3/31/20 (With
    attached oil warrants)                                   750           528
-------------------------------------------------------------------------------
Total Venezuela  (Cost $2,112)                                           1,724
-------------------------------------------------------------------------------

UNITED=STATES=2.4%=============================================================
Government Bonds 1.2%
Tennessee Valley Authority, Principal Only,
     11/1/08                                               3,000         1,777
-------------------------------------------------------------------------------
                                                                         1,777
-------------------------------------------------------------------------------
Money Market Funds 1.2%
Reserve Investment Fund, 5.42% #                           1,803         1,803
-------------------------------------------------------------------------------
                                                                         1,803
-------------------------------------------------------------------------------
Total United States  (Cost $3,556)                                       3,580
-------------------------------------------------------------------------------
Total=Investments=in=Securities===============================================
98.0% of Net Assets (Cost $182,856)                              $    145,116
=Forward=Currency=Exchange=Contracts===========================================
 In thousands
 Counter-                                                       Unrealized
 party           Settlement Receive           Deliver           Gain (Loss)
 -----------------          ----------        ---------------------------------
 Citibank        1/15/99    USD        2,029  ZAR       12,204  $     (32)
 Citibank        1/19/99    USD        2,781  FRF       15,394         25
 Morgan Stanley  2/24/99    KRW      910,250  USD          500        251
 Morgan Stanley  2/24/99    USD          552  KRW      910,250       (199)
===============================================================================
 Net unrealized gain (loss) on open forward
 currency exchange contracts                                           45
===============================================================================
 Other Assets Less Liabilities                                      2,950
===============================================================================
 NET ASSETS                                                  $    148,111
===============================================================================
    +  Listed by country of issuance
    *  Non-income producing
    #  Seven-day yield
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers --total of such securities at period-end amounts to 0.9% of net assets.
  ARS  Argentinean peso
  FRF  French franc
  GRD  Greek drachma
  KRW  South Korean won
  PLN  Polish zloty
  RUB  Russian ruble
  USD  U.S. dollar
  ZAR  South African rand
   EI  Eligible interest bond
FLIRB  Front loaded interest reduction bond
  FRB  Floating  rate bond
  FRN  Floating  rate note
  IAB  Interest  arrears bond
  IAN  Interest arrears note
  IRB  Interest  reduction bond
  NMB  New money bond
  PDI  Past due interest bond
 STEP Stepped coupon note for which the interest rate will adjust on specified future dates

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
December 31, 1998

STATEMENT OF ASSETS AND LIABILITIES

In thousands

  Assets

  Investments in securities, at value (cost $182,856)$   145,116
  Securities lending collateral                           18,434
  Other assets                                             3,883
-------------------------------------------------------------------------
  Total assets                                           167,433

==Liabilities============================================================

  Obligation to return securities lending collateral      18,434
  Other liabilities                                          888
-------------------------------------------------------------------------
  Total liabilities                                       19,322

  NET ASSETS                                          $  148,111
=========================================================================
  Net Assets Consist of:
  Accumulated net investment income -
     net of distributions                                  $ 194
  Accumulated net realized gain/loss -
     net of distributions                                 (9,529)
  Net unrealized gain (loss)                             (38,187)

  Paid-in-capital applicable to 16,054,879 shares of
  $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the corporation authorized     195,633

  NET ASSETS                                          $  148,111

  NET ASSET VALUE PER SHARE                           $     9.23

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
Statement of Operations
In thousands
                                                                    Emerging
                                            Global   International   Markets
                                         Bond Fund     Bond Fund    Bond Fund

                                              Year
                                             Ended
                                          12/31/98      12/31/98     12/31/98
                                          --------      --------     --------

Investment Income
Interest income                          $2,632       $51,167        $16,666

Expenses
 Custody and accounting                     134           387            158
 Shareholder servicing                      112         1,211            394
 Investment management                      102         5,663            943
 Registration                                34            43             69
 Legal and audit                             15            18             18
 Prospectus and shareholder reports          12            84             26
 Directors                                    6             7              6
 Miscellaneous                                4             6             18
------------------------------------------------------------------------------
 Total expenses                             419         7,419          1,632
------------------------------------------------------------------------------
Net investment income                     2,213        43,748         15,034
------------------------------------------------------------------------------

Realized=and=Unrealized=Gain(Loss)============================================

Net realized gain (loss)
 Securities                                 833        17,271        (10,142)
 Foreign currency transactions              427         6,386            217
------------------------------------------------------------------------------
 Net realized gain (loss)                 1,260        23,657         (9,925)
------------------------------------------------------------------------------

Change in net unrealized gain or loss
 Securities                               1,047        46,234        (39,381)
 Other assets and liabilities
 denominated in foreign currencies          181         5,982           (406)
------------------------------------------------------------------------------
 Change in net unrealized gain or loss    1,228        52,216        (39,787)
------------------------------------------------------------------------------
Net realized and unrealized gain (loss)   2,488        75,873        (49,712)
------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
==============================================================================
ASSETS FROM OPERATIONS              $     4,701    $  119,621    $   (34,678)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Global Bond Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

In thousands


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
In thousands
                                                       Year
                                                      Ended
                                                   12/31/98        12/31/97
                                                   --------        --------
Increase (Decrease) in Net Assets
Operations
  Net investment income                            $   2,213     $   2,644
  Net realized gain (loss)                             1,260        (1,569)
  Change in net unrealized gain or loss                1,228          (423)
-----------------------------------------------------------------------------
  Increase (decrease) in net assets from
     operations                                        4,701           652
-----------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                               (2,213)       (2,419)
  Net realized gain                                        --         (579)
-----------------------------------------------------------------------------
  Decrease in net assets from distributions           (2,213)       (2,998)
-----------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                          6,146         8,703
  Distributions reinvested                             1,701         2,408
  Shares redeemed                                    (12,478)      (20,565)
-----------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                  (4,631)       (9,454)

Net=Assets===================================================================
Increase (decrease) during period                     (2,143)      (11,800)
Beginning of period                                   44,069        55,869

End of period                                      $  41,926     $  44,069
=============================================================================
* Share information
    Shares sold                                          609           875
    Distributions reinvested                             169           243
    Shares redeemed                                   (1,243)       (2,065)
-----------------------------------------------------------------------------
    Increase (decrease) in shares outstanding           (465)         (947)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
In thousands
                                                           Year
                                                          Ended
                                                       12/31/98      12/31/97
                                                       --------      --------
Increase (Decrease) in Net Assets
Operations
 Net investment income                             $   43,748    $    48,110
 Net realized gain (loss)                              23,657        (45,274)
 Change in net unrealized gain or loss                 52,216        (32,816)
-------------------------------------------------------------------------------

 Increase (decrease) in net assets from operations    119,621        (29,980)
-------------------------------------------------------------------------------

Distributions to shareholders
 Net investment income                                (43,748)       (41,706)
 Net realized gain                                         --         (7,944)
-------------------------------------------------------------------------------

 Decrease in net assets from distributions            (43,748)       (49,650)
-------------------------------------------------------------------------------

Capital share transactions *
 Shares sold                                          242,652        299,191
 Distributions reinvested                              38,637         42,881
 Shares redeemed                                     (256,522)      (406,065)
-------------------------------------------------------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                    24,767        (63,993)
-------------------------------------------------------------------------------

Net=Assets=====================================================================
Increase (decrease) during period                     100,640       (143,623)
Beginning of period                                   825,831        969,454
-------------------------------------------------------------------------------

===============================================================================
End of period                                      $  926,471    $   825,831
===============================================================================
* Share information
   Shares sold                                         24,641         30,500
   Distributions reinvested                             3,943          4,385
   Shares redeemed                                    (26,213)       (41,420)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding            2,371         (6,535)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
                                                              December 31, 1998
                                                           Year
                                                          Ended
                                                       12/31/98       12/31/97
                                                       --------       --------

Increase=(Decrease)=in=Net=Assets=============================================
Operations
 Net investment income                             $   15,034    $     6,532
 Net realized gain (loss)                              (9,925)         3,674
 Change in net unrealized gain or loss                (39,787)        (2,558)
------------------------------------------------------------------------------
 Increase (decrease) in net assets from operations    (34,678)         7,648
------------------------------------------------------------------------------

Distributions to shareholders
 Net investment income                                (15,034)        (6,379)
 Net realized gain                                     (1,606)        (1,937)
------------------------------------------------------------------------------
 Decrease in net assets from distributions            (16,640)        (8,316)
------------------------------------------------------------------------------

Capital share transactions *
 Shares sold                                          130,192        133,428
 Distributions reinvested                              15,078          7,223
 Shares redeemed                                      (59,260)       (66,426)
------------------------------------------------------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                    86,010         74,225
------------------------------------------------------------------------------

Net=Assets====================================================================
Increase (decrease) during period                      34,692         73,557
Beginning of period                                   113,419         39,862
------------------------------------------------------------------------------

==============================================================================
End of period                                      $  148,111    $   113,419
==============================================================================

* Share information
   Shares sold                                         11,727          9,516
   Distributions reinvested                             1,389            522
   Shares redeemed                                     (5,335)        (4,837)
------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding            7,781          5,201

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Bond Fund (the Global
Fund), the International Bond Fund (the International Fund), and the Emerging Markets Bond Fund (the Emerging Markets Fund), nondiversified, open-end management investment companies, are three of the portfolios established by the corporation and commenced operations on December 31, 1990, September 10, 1986, and December 30, 1994, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining each fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Unrealized gains and losses on forward currency exchange contracts are included in Other assets and Liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Emerging Markets At December 31, 1998, each fund held investments in securities of companies located in emerging markets or issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Noninvestment-Grade Debt Securities At December 31, 1998, each fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Forward Currency Exchange Contracts At December 31, 1998, each fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

     Securities Lending Each fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At December 31, 1998, the value of loaned securities and aggregate collateral in the securities lending collateral pool were as follows:

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
                                                                    Emerging
                                            Global   International   Markets
                                         Bond Fund     Bond Fund    Bond Fund
                                         ---------     ---------    ---------
  Loaned securities                 $    885,000     $115,946,000 $  17,779,000
  Collateral                             927,000      122,332,000    18,434,000

================================================================================

     Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended December 31, 1998, were as follows:

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
                                                                       Emerging
                                            Global   International      Markets
                                         Bond Fund     Bond Fund      Bond Fund
                                         ---------     ---------      ---------
U.S. government securities
   Purchases                        $    17,274,000  $  38,822,000  $   732,000
   Sales                                 17,009,000     40,438,000    1,593,000
Other securities
   Purchases                             37,228,000    999,267,000  176,705,000
   Sales                                 41,172,000    985,802,000   92,671,000

================================================================================

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1998, the Emerging Markets Fund had capital loss carryforwards for federal income tax purposes of $6,491,000, all of which expires in 2006. The Emerging Markets Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
                                                                    Emerging
                                            Global   International   Markets
                                         Bond Fund     Bond Fund    Bond Fund
                                         ---------     ---------    ---------


Undistributed net investment income $        -       $    -       $    14,000
Paid-in-capital                              -            -           (14,000)

================================================================================

     At December 31, 1998, the costs of investments for the Global, International, and Emerging Markets Funds were substantially the same for federal income tax purposes as for financial reporting and totaled $40,046,000, $877,629,000, and $182,856,000, respectively. Net unrealized gain (loss) on investments was as follows:

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
                                                                       Emerging
                                            Global   International      Markets
                                         Bond Fund     Bond Fund      Bond Fund
                                         ---------     ---------      ---------

Appreciated investments             $    1,930,000  $  46,602,000 $   3,347,000
Depreciated investments                 (1,163,000)   (23,023,000)  (41,087,000)
Net unrealized gain (loss)          $      767,000  $  23,579,000 $ (37,740,000)


================================================================================

NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $9,000, $516,000, and $95,000 were payable at December 31, 1998, by the Global, International, and Emerging Markets Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets for the Global Fund, 0.35% of average daily net assets for the International Fund, and 0.45% of average daily net assets for the Emerging Markets Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%.

     Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses of the Global Fund and Emerging Markets Fund, which would cause each fund's ratio of expenses to average net assets to exceed:
1.20% through December 31, 1997, and 1.00% thereafter through December 31, 1998, for the Global Fund, and 1.25% through December 31, 1998, for the Emerging Markets Fund. Through December 31, 2000, Global and Emerging Markets Funds are required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of expenses to average net assets to exceed 1.00% and 1.25%, respectively. Pursuant to the Global Fund's agreement, $180,000 of management fees were not accrued for the year ended December 31, 1998; an additional $68,000 of unaccrued management fees from prior years remains subject to reimbursement through December 31, 2000. Pursuant to the Emerging Markets Fund's agreement, $64,000 of management fees were not accrued for the year ended December 31, 1998; an additional $128,000 of unaccrued management fees from prior years remains subject to reimbursement through December 31, 2000.

     In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Global, International, and Emerging Markets Funds incurred expenses pursuant to these related party agreements totaling approximately $195,000, $733,000 and $285,000, respectively, for the year ended December 31, 1998, of which $19,000, $60,000 and $28,000, respectively, were payable at period-end.

     Additionally, each fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 28.3% of the outstanding shares of the International Fund and 61.4% of the outstanding shares of the Emerging Markets Fund at December 31, 1998. Spectrum International Fund held approximately 0.3% and 1.8% of the outstanding shares of the International Fund and Emerging Markets Fund respectively, at December 31, 1998. For the year then ended, the International Fund was allocated $455,000 of Spectrum expenses, $77,000 of which was payable at period-end, and the Emerging Markets Fund was allocated $156,000 of Spectrum expenses, of which $25,000 was payable at period end.

     The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Global, International, and the Emerging Markets Funds for the year ended December 31, 1998, totaled $24,000, $874,000 and $259,000 respectively, and are reflected as interest income in the accompanying Statement of Operations.


================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Global Bond Fund, International Bond Fund, and
Emerging Markets Bond Fund

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Bond Fund, International Bond Fund, and Emerging Markets Bond Fund (comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Funds") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 12/31/98

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Emerging Markets Bond Fund's distributions to shareholders included $1,606,000 from long-term capital gains, subject to the 20% rate gains category.

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Foreign Bond Funds.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.        C15-050   12/31/98